SUPPLEMENT TO THE
FIDELITY CAPITAL
APPRECIATION FUND
PROSPECTUS
DATED DECEMBER 20, 1995
The following information replaces that found in the section entitled "FMR and Its Affiliates" on page 9.
Harry Lange is manager of Capital Appreciation, which he has managed since March 1996. Previously, Mr. Lange managed Select Technology, Select Computers, and Select Electronics, and he served as director of research for Fidelity Management & Research (Far East) Inc. from 1988 to 1992. Mr. Lange joined Fidelity in 1987.